     As filed with the Securities and Exchange Commission on September 15, 1997



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 3, 1997



                              RYKOFF-SEXTON, INC.
            (Exact name of registrant as specified in its charter)



                Delaware                   0-8105               95-2134693
            (State or other              (Commission          (IRS Employer
            jurisdiction of             File Number)      Identification Number)
             incorporation)


          613 Baltimore Drive
       Wilkes-Barre, Pennsylvania                              18702-7944
(Address of principal executive offices)                       (Zip Code)


                                 (717) 830-7100
              (Registrant's telephone number, including area code)

Item 5.   Other Events.
-------   ------------

     On September 3, 1997, Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), JP Foodservice, Inc., a Delaware corporation ("JP"), and Hudson Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of JP ("Hudson"), entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 30, 1997, by and among RSI, JP and Hudson. Amendment No. 1 is attached as Exhibit 2.2 hereto and is hereby incorporated herein by reference.

     Certain stockholders of RSI holding in the aggregate approximately 36.4% of the outstanding shares of RSI Common Stock on the date of the Merger Agreement have entered into an amended and restated support agreement, dated as of June 30, 1997 (the "Amended and Restated Support Agreement"), with JP, pursuant to which, among other things, such stockholders have agreed to vote their shares of RSI Common Stock in favor of the approval and adoption of the Merger Agreement. The Amended and Restated Support Agreement is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp.

99.1 Amended and Restated Support Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., on the one hand, and those stockholders of Rykoff-Sexton, Inc. set forth on the signature pages thereto, and acknowledged by Rykoff-Sexton, Inc.

                                 SIGNATURES
                                 ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, Rykoff-Sexton has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RYKOFF-SEXTON, INC.


                              By /s/ Richard J. Martin
                                 -----------------------------------------------
                                 Richard J. Martin
                                 Executive Vice President and Chief Financial
                                 Officer

Date:  September 15, 1997

                                 EXHIBIT INDEX
                                 -------------


2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp. (incorporated by reference to Rykoff-Sexton, Inc.'s Current Report on Form 8-K, filed July 2, 1997, dated as of June 30, 1997).

2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of September 3, 1997, by and among Rykoff-Sexton, Inc., JP Foodservice, Inc. and Hudson Acquisition Corp.

99.1 Amended and Restated Support Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., on the one hand, and those stockholders of Rykoff-Sexton, Inc. set forth on the signature pages thereto, and acknowledged by Rykoff-Sexton, Inc.